EXHIBIT 4.15

                           D&N FINANCIAL CORPORATION

                             AMENDED AND RESTATED
                     1994 MANAGEMENT STOCK INCENTIVE PLAN

1.    PURPOSE

      The purpose of the Amended and Restated 1994 Management Stock Incentive Plan (the "Plan") of D&N Financial Corporation (the "Corporation") shall be to promote and enhance the long term interests of the Corporation and its stockholders by providing a means of retaining and motivating directors, officers and employees. The Plan is intended to award to eligible participants or allow them to acquire shares of the Corporation's stock pursuant to the Plan provisions outlined herein. This Plan is an amendment and restatement of the Corporation's 1994 Management Stock Incentive Plan, which was initially approved by stockholders at the April 26, 1994 Annual Meeting.

2.    DEFINITIONS

      Unless  the  context  of  the  applicable   section   clearly   indicates
otherwise, the terms below, when used within this Plan, shall have the meaning set forth in this Section 2.

     2.01 AFFILIATE means any "parent corporation" or "subsidiary corporation" of the Corporation as such terms are defined within Sections 424(e) and (f), respectively, of the Code, including any corporation that becomes an Affiliate after the adoption of this Plan.

     2.02 AGREEMENT means a written agreement or other form of instrument (including any amendments or supplements) between the Corporation and a Participant specifying the terms and conditions of an Award of Restricted Stock or an Option to the Participant.

     2.03 AWARD means the granting, by the Committee, of an Incentive Stock Option, a Nonqualified Stock Option, or Restricted Stock, or any combination thereof, pursuant to the provisions of the Plan.

     2.04 BENEFICIARY means the person or persons designated in writing by the Participant or, in the absence of such a designation or if the designated person or persons predecease the Participant, the Participant's beneficiary shall be the person or persons who inherit the Participant's right by will or applicable law.

     2.05 BOARD OF DIRECTORS or BOARD means the Board of Directors of D&N Financial Corporation.

     2.06 CAUSE means, in the context of termination of employment for cause, termination of employment because of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure


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          to  perform  stated  duties,  willful  violation  of any law,  rule or regulation (other than traffic violations or similar offenses) or cease-and-desist order, or material breach of any agreement with the Bank or the Corporation.

     2.07 CODE means the Internal Revenue Code of 1986, as amended from time to time.

     2.08 COMMITTEE means a Committee of the Board, as described in Section 3, responsible for the administration of the Plan.

     2.09 COMMON STOCK means the Common Stock, par value $.01 per share, of the Corporation.

     2.10 CONTINUOUS SERVICE means the absence of any interruption or termination of service as a director, officer or employee of the Corporation or an Affiliate, except that when used with respect to persons granted an Incentive Stock Option shall mean the absence of any interruption or termination as an employee. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation, or between the Corporation, its parent, its subsidiaries or its successor.

     2.11 DISABILITY means a disability as defined in the Corporation's Long Term Disability Insurance Plan, as amended from time to time.

     2.12 DISINTERESTED PERSON means any person who is an "outside director" for purposes of Section 162(m) of the Code and as defined in such regulations as may be promulgated thereunder, and who, within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 ("1934 Act") or any successor rule or regulation ("Rule 16b-3") and while exercising discretion under the Plan, is not employed by the Corporation or any Affiliate and at any time during the twelve month period prior to any exercise of discretion regarding or participation in Plan administration has not been granted stock, restricted stock, stock options, stock appreciation rights, or any other derivative security of the Corporation or any Affiliate, except as permitted for disinterested persons under Rule 16b-3.

     2.13 EMPLOYEE means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

     2.14 EXERCISE PERIOD means that period of time as designated by the Committee for the exercise of Options pursuant to the Plan.

     2.15 EXERCISE PRICE means, in the case of an Option, the price per Share at which the shares subject to such Option may be purchased upon exercise.

     2.16 FAIR MARKET VALUE means, for any given date, the average of the high and low quoted sales price on such date of a Share on the composite tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape on the New York Stock Exchange or, if the Shares are not


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          listed or  admitted  to trading  on such  Exchange,  on the  principal
          United States securities exchange registered under the 1934 Act on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on such exchange, the mean between the closing high bid and low asked quotations for a Share on such date on the National Association of Securities Dealers, Inc. Automated Quotations System, or any similar system. If the Common Stock was not traded on such date, then the Fair Market Value is determined with reference to the next preceding day that the Common Stock was so traded. If no such quotations are available, the Fair Market Value is determined based upon a date and in a manner as determined by the Committee.

     2.17 INCENTIVE STOCK OPTION means an Option to purchase shares of Common Stock granted by the Committee pursuant to Section 6 of the Plan and intended to qualify under Section 422 of the Code.

     2.18 NONQUALIFIED STOCK OPTION means an Option to purchase shares of Common Stock granted by the Committee pursuant to Section 6 of the Plan and which is not intended to qualify under Section 422 of the Code.

     2.19 OPTION means an Incentive Stock Option or a Nonqualified Stock Option.

     2.20 PARTICIPATION means any director, officer or employee of the Corporation or an Affiliate who is selected by the Committee to receive an Award and any director who is granted an Award pursuant to
          Section 5.04 of the Plan.

     2.21 PLAN means the Amended and Restated 1994 Management Stock Incentive Plan of the Corporation.

     2.22 RESTRICTION PERIOD means the period of time selected by the Committee for the purpose of determining when restrictions are in effect with respect to Restricted Stack under the Plan.

     2.23 RESTRICTED STOCK means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 7 of the Plan, so long as such restrictions remain in effect.

     2.24 RETIREMENT means retirement pursuant to the Corporation's retirement policy, as amended from time to time.

     2.25 SENIOR OFFICER means the Corporation's president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar
          policy-making   functions  for  the   Corporation.   Officers  of  the
          Corporation's Affiliates shall be deemed Senior Officers of the Corporation if they perform such policy-making functions for the Corporation.


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     2.26 SHARE or SHARES  means a share or shares of the  Corporation's  Common
          Stock.

     2.27 Wherever used herein, unless indicated otherwise, words in the masculine form shall be deemed to refer to females as well as males.

3.    ADMINISTRATION

     3.01 COMMITTEE. The Plan shall be administered by a Committee consisting of two or more members, appointed by the Board, each of whom shall be a Disinterested Person. In addition to meeting the definition of a Disinterested Person within Section 2.12 of the Plan, Committee members shall be subject to any additional restrictions necessary to satisfy the requirements for disinterested administration of the Plan as set forth in Rule 16b-3.

     3.02 DETERMINATIONS. Within the limits of the provisions of the Plan, the Committee shall have sole and plenary authority and discretion to grant Awards and determine (i) Plan Participants; (ii) the form and amount of such Awards; (iii) the number of Shares subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iv) the terms, Award date, termination data and other conditions upon which Awards shall lie granted under the Plan; (v) the form and provisions of Agreements or other such instruments evidencing such grants; (vi) limitations or restrictions applicable to any such Award; (vii) whether to delegate to one or more officers of the Corporation all or part of the Committee's authority and duties with respect to Participants who are not subject to the reporting and other provisions of Section 16 of the 1934 Act, as in effect from time to time; (viii) interpretations of the Plan's provisions; and (ix) regulations for the administration of the Plan including the right to prescribe, amend and rescind such regulations. The determinations of the Committee on all matters regarding the Plan shall be final and conclusive unless otherwise determined by the Board of Directors, and no member of the Committee shall be liable for any act conducted in good faith with respect to the Plan.

     3.03 QUORUM. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, as well as acts which are approved in writing by a majority of the Committee without a meeting, shall be considered as of the Committee.

4.    PARTICIPATION

      Participants granted Awards pursuant to the Plan, including directors, officers and employees of the Corporation or any Affiliate, shall be determined by the Committee based upon its evaluation of each eligible Participant's duties, overall performance and contribution to the success of the Corporation or an Affiliate, and capacity for contributing to the successful performance of the Corporation or its Affiliates. Members of the Committee may not be granted Awards other than pursuant to Section 5.04. All decisions regarding Awards granted to Plan Participants by the Committee shall be conclusive.

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5.    SHARE AWARDS UNDER THE PLAN

     5.01 FORM. Awards granted pursuant to the Plan shall be in the form of Incentive Stock Options, Nonqualified Stock Options or Restricted Stack as herein defined in Section 2.

     5.02 SHARES SUBJECT TO PLAN. The total number of Shares which may be awarded by the Corporation in the forms included within Section 5.01 shall not exceed 600,000 Shares, subject to adjustments outlined in
          Section 8.01. Those Shares with respect to which Awards may be granted under the Plan may be either authorized but unissued Shares or Shares heretofore or hereafter reacquired by the Corporation and held in its treasury.

     5.03 UNEXERCISED, TERMINATED AND FORFEITED SHARES. Shares from Options which have expired unexercised or have been terminated for any reason and Shares of Restricted Stock which are forfeited for any reason may be reallocated to subsequent Options or Restricted Stock granted under the Plan.

     5.04 FORMULA AWARDS TO NON-EMPLOYEE DIRECTORS. Formula Awards to each member of the Board who is not an Employee shall be made in accordance with Appendix A attached hereto and incorporated by reference.

6.    TERMS AND CONDITIONS OF OPTIONS

      Options granted under the Plan shall be in such form and upon such terms and conditions as the Committee shall determine from time to time, subject to the following:

     6.01 GENERAL COMMITTEE AUTHORITY AND DISCRETION. Except as expressly limited by the provisions of the Plan and subject to the statutory requirements of Incentive Stock Options as outlined in Section 6.06 of the Plan, the Committee shall have absolute authority and discretion to determine the terms and conditions of all Options including Participants, number of Shares per Award, Exercise Price (which shall not be less than the Fair Market Value per Share on the date of grant of such Option), expiration date, restrictions, and the manner, timing and sequencing of exercise. The terms and conditions of Options need not be identical among Participants. As a condition of granting any Option, the Committee may require that a Participant agree not to exercise thereafter any one or more Options previously granted to such Participant. The Committee may not grant Awards to any individual in any calendar year with respect to more than 25% of the total Shares subject to the Plan.

     6.02 OPTION AGREEMENT OR OTHER AWARD INSTRUMENT. Each Option granted under the Plan shall be evidenced by an Option Agreement or other instrument, in a form as determined by the Committee in its sole discretion, which has been executed by the Corporation and by the Participant. Officers of the Corporation expressly designated and so authorized by the Committee may execute and deliver Option Agreements or other Award instruments in the name of the Corporation.


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     6.03 FORMS OF PAYMENT.  At the time that an Option  granted under the Plan, or any part thereof, as permitted according to terms established by the Committee, is exercised, payment for the Shares issuable thereupon shall be made in full in cash (including check, money order, cashier's check, or certified check) or, if permitted by the Committee, by delivering (i) Shares already owned by the Participant and having a Fair Market Value equal to the applicable Exercise Price as determined in a manner established by or acceptable to the Committee and in conformance with applicable laws, or (ii) a combination of cash and currently owned Shares.

     6.04 SERVICE TO THE CORPORATION. Except as provided in Section 6.05 of the Plan, every Option granted to a Participant shall be exercisable by the Participant during his lifetime, and only in the event that such Participant has maintained Continuous Service since the date of the grant of such Option.

     6.05 EXERCISE IN THE EVENT OF TERMINATION OF SERVICE.

          (a) TERMINATION OTHER THAN FOR CAUSE OR DEATH. If a Participant to whom an Option was granted shall cease to maintain Continuous Service due to any reason other than death or termination of employment for Cause as provided in Sections 6.05(b) and (c), such Participant may exercise such Option to the extent that the Participant was entitled to do so on the date of the termination, but only within three months of cessation of Continuous Service and in no event after the expiration date of the Option; provided that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee determines and provides in the Option Agreement referenced in Section 6.02 that such right shall not be available.

          (b) TERMINATION DUE TO DEATH. In the event of the death of a Participant while in Continuous Service or within the three month period referred to in Section 6.05(a), the person or persons to whom the Participant's rights under the Option pass by will or applicable law, or, in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employment Retirement Income Security Act of 1974, as amended ("ERISA") or the rules thereunder, may exercise such Option to the extent that the Participant was entitled to do so on the date of the Participant's death, and within a one year period succeeding the date of the death of the Participant but in no event after the expiration date of the Option. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether the person entitled to exercise such Option desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or, in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Fair Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied ay the number of


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          Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

     (c) TERMINATION FOR CAUSE. In the event that the Continuous Service of a Participant is terminated for Cause, all rights under any Option shall expire immediately upon giving the Participant notice of such termination from service.

     6.06 STATUTORY  REQUIREMENTS OF INCENTIVE STOCK OPTIONS. In accordance with
          Section 422 of the Code, any Options granted under the Plan which are Incentive Stock Options shall be granted only to officers and other employees of the Corporation or an Affiliate. Further, notwithstanding any other Plan provision, (i) no Incentive Stock Option shall be granted more than ten years after February 27, 1995, the date on which the Plan was adopted by the Board of Directors; (ii) the Exercise Price of an Incentive Stock Option shall not be less than Fair Market Value on the date of grant and no Incentive Stock Option may be awarded to any individual owning more than 10% of the total combined voting power of all classes of stock of the Corporation or of any Affiliate unless the Exercise Price is at least 110% of Fair Market Value at the time of the grant and such Incentive Stock Option is not exercisable after five years from the date on which it is awarded;
          (iii) the aggregate Fair Market Value at the time of grant of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000; and (iv) each Incentive Stock Option granted under the Plan shall expire not more than 10 years from the date on which it was granted.

7.    TERMS AND CONDITIONS OF RESTRICTED STOCK

      Restricted Stock shall be awarded under the Plan upon such terms and conditions as the Committee shall have full authority and discretion to determine from time to time, subject to provisions of the Plan and to the following:

     7.01 RESTRICTION PERIOD. At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restriction Period during which or at the expiration of which, as the Committee shall determine, the Shares awarded as Restricted Stock shall vest. Subject to any such other terms and conditions as the Committee shall provide, during the Restriction Period, Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided in this Section 7. Except for such restrictions and provisions in this Section 7 of the Plan, and except as determined by the Committee in its discretion and provided in the Agreement referred to in Section 7.04, the Participant as owner of such Shares shall have all of the rights of a stockholder including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Restricted Stock prior to the expiration of the Restriction Period with respect thereto, or to remove any or all of such


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          restrictions,   whenever  it  may   determine   that  such  action  is
          appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restriction Period.

     7.02 TERMINATION BY DEATH, RETIREMENT OR DISABILITY. Except to the extent, if any, provided by the Committee in the Agreement referred to in
          Section 7.04, if a Participant ceases to maintain Continuous Service because of death, Retirement or Disability, all shares of Restricted Stock theretofore awarded to him shall become free of the restriction imposed in Section 7.01 and the Corporation shall deliver to him, within 60 days of such death, Retirement or Disability, one Share, absent of the legend referred to in Section 7.05, for each such Share of Restricted Stock deposited with the Corporation by the Participant pursuant to Section 7.05.

     7.03 TERMINATION BY OTHER THAN DEATH, RETIREMENT OR DISABILITY. If a Participant ceases to maintain Continuous Service for any reason other than death, Retirement or Disability, unless otherwise determined by the Committee and provided in the Agreement referenced in Section 7.04, all Shares of Restricted Stock heretofore awarded le him which are still subject to the restrictions imposed by Section 7.01 shall, upon such termination, be forfeited by the Participant and returned to the Corporation.

     7.04 RESTRICTED STOCK AGREEMENT OR EQUIVALENT INSTRUMENT. Each Participant awarded Restricted stock under the Plan shall enter into an Agreement or other form of instrument, as determined by the Committee, agreeing to the terms and conditions of the Award and other such matters as the Committee shall in its sole discretion determine. Such terms and conditions need not be identical among Participants.

     7.05 REGISTRATION, DEPOSIT OF RESTRICTED STOCK AND LEGEND. Each certificate issued in respect to Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited with the Corporation by the Participant, together with a stock power endorsed in blank, and shall bear the following, or a similar, legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions, including forfeiture, contained in the D&N Financial Corporation Amended and Restated 1994 Management Stock incentive Plan and an agreement entered into between the registered owner and D&N Financial Corporation. Copies of such Plan and agreement are on file in the offices of the Secretary of the Corporation."

     7.06 LAPSING OF RESTRICTIONS. When the restrictions imposed by and outlined within this Section 7 of the Plan and the Agreement referred to in
          Section 7.04 have lapsed or otherwise been satisfied with regard to one or more Shares of Restricted Stock, the Corporation shall deliver to the Participant (or his legal representative, beneficiary or heir) one Share, absent of the legend referred to in Section 7.05, for each such Share of Restricted Stock deposited with the Corporation by the Participant pursuant to Section 7.05. At that time, the Agreement referred to in


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          Section  7.04 shall be  terminated  to the  extent  that it relates to these same Shares on which the restrictions have lapsed or otherwise been satisfied.

8.    MISCELLANEOUS

     8.01 ADJUSTMENT FOR CHANGES IN CAPITALIZATION. In the event that there is any change in the Shares subsequent to the Plan's effective date by reason of any recapitalization, stock split, reverse stock split, stock dividend, reorganization, consolidation, combination or exchange of shares, merger, or any other change in the corporate structure or the Shares of the Corporation, the aggregate number and class of shares available for Option and Restricted Stock grants, the Exercise Price per Share of each such Option and the amount paid, if any, for each Restricted Stock Share granted, and the number and class of Shares subject to each outstanding Award may be adjusted by the Committee, whose determination in such matters shall be conclusive and binding. Any Shares of Restricted Stock received by a Participant as a result of any of the foregoing shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such Shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 7 hereof.

     8.02 EFFECT OF MERGER OR OTHER REORGANIZATION. In the event of a merger, consolidation or combination in which the Corporation shall be the continuing entity and which does not result in the outstanding shares being converted into or exchanged for different securities, cash or other property, or any combination thereof pursuant to a plan or agreement the terms of which are binding upon all stockholders (except to the extent of the rights of dissenting stockholders under applicable law), Restricted Stock and Options shall apply to the continuing entity to the same extent that they applied to the Corporation immediately prior to the effective date of the merger, consolidation or combination. In the event of a merger, consolidation or combination in which the Corporation shall not be the continuing entity, any Participant to whom an Option or Restricted Stock has been granted under the Plan at least six months prior to such event shall retain the right to receive upon exercise of such Option or the lapsing of restrictions pursuant to provisions outlined within Section 7 of this Plan, as applicable, an amount equal to (i) in the case of an Option, the excess of the Fair Market Value on the data of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option has been exercised, or (ii) in the case of a Share of Restricted Stock, such cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     8.03 EFFECT OF CHANGE OF CONTROL. A "change of control" of the Corporation shall be any of the following conditions: (i) any third person, including a "group" as defined in Section 13(d)3 of the 1934 Act, becomes the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast, (ii) as a result of or in connection with any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who prior to such event were directors of the Corporation cease to constitute a majority of the Board of Directors of the Corporation, (iii) any third person, including a "group" as defined above within this Section 8.03, acquires between 10% and 25% of the outstanding shares of the Corporation if the Board of Directors of the Corporation or the Office of Thrift Supervision has made a determination that such acquisition constitutes or will constitute an acquisition of control of the Corporation, or (iv) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent, publicly-owned corporation or for a sale or other disposition of all or substantially all of the assets of the Corporation.

          If  following  a change of  control of the  Corporation  as defined in
          Section 8.03, the Continuous Service of any Participant of the Corporation or any Affiliate is voluntarily or involuntarily terminated for any reason, with or without Cause and notwithstanding
          Section 6.05(c) to the contrary, unless other provisions have been made by the Committee and evidenced by the appropriate Option or Restricted Stock Agreement, (i) any Restriction Period with respect to Restricted Stock granted to such Participant shall lapse upon termination of Continuous Service and all Shares awarded as Restricted Stock shall become fully vested in the Participant, and (ii) all outstanding Options not fully exercisable shall become exercisable in full upon the happening of such termination and shall remain so exercisable for a period of sixty days following such date, after which they shall revert to being exercisable in accordance with their terms; provided that no Option granted to a director or Senior Officer of the Corporation shall be exercisable until six months after the date on which it was granted.

     8.04 NONTRANSFERABILITY AND NONASSIGNABILITY. No Restricted Stock or Option granted under the Plan may be transferred, encumbered, assigned, pledged or hypothecated except for transfer (i) in the event of the death of a Participant as provided by will or the applicable laws of descent and distribution; and (ii) in the case of Awards, other than Incentive Stock Options, pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder. No Restricted Stock or Option awarded under the Plan shall be subject to execution, attachment or similar process. Subject to the terms and conditions under which it was granted, each Option granted hereunder may be exercised only by the Participant to whom it is issued or the person to whom it was transferred as provided in the preceding sentence.

     8.05 COMPLIANCE WITH SECURITIES EXCHANGE ACT OF 1934. The Plan is intended to fully comply with Rule 16b-3. Any provision of the Plan, regardless of intent, which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining Plan provisions.

     8.06 EMPLOYEE RIGHTS. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be necessarily selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate, nor affect any right which the Corporation has to terminate the employment of any employee.

     8.07 AWARDS NOT CONSIDERED IN BENEFIT DETERMINATIONS. No Award under this Plan shall be taken into account in determining a Participant's compensation for the purposes of any employee benefit, including but not limited to pension or life insurance plans of the Corporation or an Affiliate.

     8.08 WITHHOLDING TAX. Upon the termination of the Restriction Period with respect to any Shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under
          Section 83(b) of the Code, or any successor provision of the Code intended to include the value of such shares in taxable income), the Corporation shall be entitled to withhold from the Participant's compensation an amount sufficient to fulfill its withholding requirements for Federal, state, local and social security taxes. Alternatively, the Corporation may require the Participant or other person receiving such Shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of Shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

          Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such Shares to cover the amount required to be withheld, or, in lieu of any of the foregoing, to withhold a sufficient sum from the Participant's compensation payable by the Corporation to satisfy the Corporation's tax withholding requirements.

          The Corporation's method of satisfying its withholding obligations shall be solely in the discretion of the Corporation, subject to applicable Federal, state and local law.

     8.09 DELIVERY AND REGISTRATION OF STOCK. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to
          (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

     8.10 RULES OF CONSTRUCTION. Headings are given to the provisions and sections of the Plan solely as a convenience to facilitate reference.

     8.11 NO OBLIGATION TO EXERCISE. The granting of an Option shall impose no obligation upon a Plan Participant to exercise such Option.

     8.12 ELIMINATION OF FRACTIONAL SHARES. If, under any provision of the Plan or formula used to calculate levels of Restricted Stock or Options to be awarded, the number so computed is not a whole number, such number of Shares shall be rounded down to the next whole number.

9.    AMENDMENT OR TERMINATION

      The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 8.01) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) materially increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the benefits which accrue to Participants under the Plan, or (iii) change the class of persons eligible to become Participants in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant without his consent, regarding any Award theretofore previously made pursuant to the Plan. In addition, to the extent that this Plan provides for formula awards as contemplated by Rule 16b-3(c)(2) (ii), such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

10.   DURATION OF THE PLAN

      No shares of Restricted Stock or Options may be granted under this Plan more than ten years after the earlier of the date that the Plan is adopted by the Board or the date that the Plan is approved by stockholders as provided in Section 11.

11.   EFFECTIVE DATE OF THE PLAN

      The Plan shall become effective upon its adoption by the Board of Directors of the Corporation provided that it is approved by vote of the holders of a majority of the voting shares of the Corporation present either in person or by proxy at a duly held stockholders' meeting within twelve months of the date of such adoption by the Board.

                                  APPENDIX A


                           D&N FINANCIAL CORPORATION

                             AMENDED AND RESTATED
                     1994 MANAGEMENT STOCK INCENTIVE PLAN

                   FORMULA AWARDS TO NON-EMPLOYEE DIRECTORS

      Annual formula awards shall be made to each non-employee director of the Corporation as follows:

      5,000 shares of Corporation common stock ("Base Award") shall be granted annually as nonqualified stock options if the Corporation achieves the Return on Average Assets and Return on Average Equity performance targets set forth in the matrix below for each fiscal year. The Base Award shall be increased as set forth in the matrix below. Performance levels between specified targets shall require proportionate calculation by the Committee to determine the appropriate adjustment.

----------------------------------------------------------------------

                                         Return on Average Assets

                                     Fiscal                60 Basis
     TARGET PERFORMANCE LEVEL:          1995               Points
                                     Fiscal                80 Basis
                                        1999               Points
                                     Fiscal                90 Basis
                                     1997-2004             Points
----------------------------------------------------------------------

 Return on Average                      100%       110%       120%
       Equity
----------------------------------------------------------------------

Fiscal 1995          10%    100%        100%       110%       120%
                         ---------------------------------------------

Fiscal 1996          12%    110%        110%       120%       135%
                         ---------------------------------------------

Fiscal 1997-2004     13%    120%        120%       135%       150%
----------------------------------------------------------------------


      All awards shall be exercisable, subject to vesting requirements set forth below, for a period of ten years from the date of grant, which grant date shall be 90 days following the close of each fiscal year, beginning with fiscal year ending December 31, 1995. The exercise price per share shall be the Fair Market Value of a share of the Corporation's common stock on the date of grant. All awards shall vest in equal annual installments over three years, vesting occurring on the date 91 days following the close of each fiscal year, subject to the recipient maintaining continuous service through the vesting data.

      In addition to the foregoing, no options shall be granted with respect to any fiscal year unless all of the following thresholds are met as of the last day of such fiscal year:

      1)   The  Corporation's  ratio  of  non-performing   assets  to  tangible
capital plus general valuation allowances is less than or equal to 50% (NPA + (tangible capital + GVA) <= 50%); and

      2) The Corporation's ratio of its allowance for loan losses to total loans is greater than or equal to 1.0% (ALL + TL >= 1.0%);and

      3) The Corporation's ratio of tangible capital to adjusted total assets (as defined by OTS regulations) is greater than 5% (TC + ATA > 5%).

                           D&N FINANCIAL CORPORATION

           AMENDED AND RESTATED 1994 MANAGEMENT STOCK INCENTIVE PLAN

                       INCENTIVE STOCK OPTION AGREEMENT

ISO NO. _____

      This option is granted on _______________, ____ by D&N Financial Corporation (the "Corporation") to _________________ (the "Optionee"), in accordance with the following terms and conditions:

     1. OPTION GRANT AND EXERCISE PERIOD. The Corporation hereby grants to the Optionee an Option (the "Option") to purchase, pursuant to the D&N Financial Corporation Amended and Restated 1994 Management Stock Incentive Plan, as the same may be amended from time to time (the "Plan"), and upon the terms and conditions therein and hereinafter set forth, an aggregate of _____________ shares (the "Option Shares") of the Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation at the price (the "Exercise Price") of $__________ per share. A copy of the Plan, as currently in effect, is incorporated herein by reference and is attached hereto.

      Except as provided in Sections 8 and 9, this Option shall be exercisable only during the period (the "Exercise Period") commencing on the dates set forth in Section 2 below, and ending at 5:00 p.m., Hancock, Michigan time, on the date ten years after the date of grant of this Option, such later time and date being hereinafter referred to as the "Expiration Date," provided the Optionee has maintained "Continuous Service" (as defined in the Plan) since the date of grant. During the Exercise Period, this Option shall be exercisable in whole at any time or in part from time to time subject to the provisions of this Agreement, and further subject to the condition that the aggregate Fair Market Value (as defined in the Plan and as determined as of the date of the grant of this Option) of the Option Shares with respect to which Incentive Stock Options (as defined in the Plan as in effect on the date of the grant of this Option) are exercisable for the first time by the Optionee in any calendar year shall not exceed One Hundred Thousand Dollars ($100,000.00). To the extent that this Option does not qualify as an Incentive Stock Option for any reason, it shall become a Nonqualified Stock Option under the Plan.

     2. METHOD OF EXERCISE OF THIS OPTION. This Option may be exercised during the Exercise Period, with respect to not more than the cumulative number of Option Shares set forth below on or after the dates indicated, by giving written notice to the Corporation specifying the number of Option Shares to be purchased.

    CUMULATIVE NUMBER OF OPTION
         SHARES EXERCISABLE                 DATE


The notice  must be in the form  prescribed  by the  Committee  referred  to in
Section 3 of the Plan or its successor (the "Committee") and directed to the address set forth in Section 12 below. The date of exercise is the date on which such notice is received by the Corporation. Such notice must be accompanied by payment in full of the Exercise Price for the Option Shares to be purchased upon such exercise. Payment shall be made (i) in cash, which may be in the form of a check, money order, cashier's check or certified check, payable to the Corporation, or (ii) if the Committee shall have previously approved such form of payment, by delivering shares of Common Stock already owned by the Optionee having a "Fair Market Value" (as defined in the
Plan) equal to the applicable exercise price, or (iii) if the Committee shall have previously approved such form of payment, a combination of cash and such shares. Promptly after such payment, subject to Section 3 below, the Corporation shall issue and deliver to the Optionee or other person exercising this Option a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Optionee (or such other person), or, upon request, in the name of the Optionee (or such other person) and in the name of another jointly with right of survivorship.

     3. DELIVERY AND REGISTRATION OF SHARES OF COMMON STOCK. The Corporation's obligation to deliver shares of Common Stock hereunder shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Optionee or any other person to whom such shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities law or regulation. In requesting any such representation, it may be provided that such representation requirement shall become inoperative upon a registration of such shares or other action eliminating the necessity of such representation under such Securities Act or other securities law or regulation. The Corporation shall not be required to deliver any shares upon exercise of this Option prior to (i) the admission of such shares to listing on any stock exchange or system on which the shares of Common Stock may then be listed, and (ii) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     4. NONTRANSFERABILITY OF THIS OPTION. This Option may not be assigned, encumbered, transferred, pledged or hypothecated except, in the event of the death of the Optionee, by will or the applicable laws of descent and distribution, as described in the Plan, to the extent provided in Section 5 below. Except as provided herein, this Option is exercisable during the Optionee's lifetime only by the Optionee. The provisions of this Option shall be binding upon, inure to the benefit of and be enforceable by the parties hereto, the successors and assigns of the Corporation and any person to whom this Option is transferred by will or by the laws of descent and distribution.

     5. TERMINATION OF SERVICE OR DEATH OF THE OPTIONEE. Except as provided in this Section 5 and Section 9 below and notwithstanding any other provision of this Option to the contrary, this Option shall not be exercisable unless the Optionee, at the time he exercises this Option, has maintained "Continuous Service" (as defined in the Plan) since the date of the grant of this Option.

      If the Optionee shall cease to maintain Continuous Service for any reason excluding death and termination of employment for Cause (as defined in the Plan), the Optionee may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the Expiration Date, exercise this Option to the extent the Optionee


                                   ISO-2
was entitled to exercise this Option at the date of cessation. If the Optionee is terminated for Cause (as defined in the Plan), all rights under this Option shall expire immediately upon the giving to the Optionee of notice of such termination except as provided in Section 9 below.

      In the event of the death of the Optionee while in Continuous Service of the Corporation or during the three month period referred to in the immediately preceding paragraph, the person to whom the Option has been transferred by will or by the laws of descent and distribution may, but only to the extent the Optionee was entitled to exercise this Option on the date of the Optionee's death, exercise this Option at any time within one year following the death of the Optionee, but in no event after the Expiration Date of this Option. Following the death of the Optionee, the Committee may, as an alternative means of settlement of this Option, elect to pay to the person to whom this Option is transferred by will or by the laws of descent and distribution, the amount by which the Fair Market Value (as defined in the Plan) per share of Common Stock on the date of exercise of this Option shall exceed the Exercise Price per Option Share, multiplied by the number of Option Shares with respect to which this Option is properly exercised. Any such settlement of this Option shall be considered an exercise of this Option for all purposes of this Option and of the Plan.

     6. NOTICE OF SALE. The Optionee or any person to whom the Option or the Option Shares shall have been transferred by will or by the laws of descent and distribution promptly shall give notice to the Corporation in the event of the sale or other disposition of Option Shares within the later of (i) two years from the date of grant of this Option or (ii) one year from the date of exercise of this Option. Such notice shall specify the number of Option Shares sold or otherwise disposed of and be directed to the address set forth in Section 12 below.

     7. ADJUSTMENTS FOR CHANGES IN CAPITALIZATION OF THE CORPORATION. In the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, stock split, reverse stock split, stock dividend, reorganization, consolidation, combination or exchange of shares, merger, or any other change in the corporate structure of the Corporation or in the shares of Common Stock, the number and class of shares covered by this Option and the Exercise Price may be appropriately adjusted by the Committee, whose determination shall be conclusive and binding.

     8. EFFECT OF MERGER OR OTHER REORGANIZATION. In the event of any merger, consolidation or combination of the Corporation with or into another corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding shares of Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Optionee shall, provided the Option has been granted at least six months prior to such event, have the right (subject to the provisions of the Plan and the limitations contained herein), thereafter and during the Exercise Period, to receive upon exercise of this Option an amount equal to the excess of the Fair Market Value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Common Stock over the Exercise Price, multiplied by the number of Option Shares with respect to which this Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property


                                   ISO-3
payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     9. EFFECT OF CHANGE OF CONTROL. If following a change of control of the Corporation (as defined in the Plan) the Continuous Service of the Optionee is voluntarily or involuntarily terminated for any reason, with or without Cause (as defined in the Plan) and notwithstanding Sections 2 and 5 herein to the contrary, this Option shall become exercisable in full upon the happening of such termination and shall remain so exercisable for a period of 60 days following such date after which this Option shall revert to being exercisable in accordance with the other provisions of this Option; PROVIDED that the provisions of this Section 9 shall not be deemed to cause this Option to be exercisable by a director or Senior Officer (as defined in the Plan) of the Corporation within six months of the date of its grant or to the extent it has previously been exercised or otherwise terminated.

     10. STOCKHOLDER RIGHTS NOT GRANTED BY THIS OPTION. The Optionee is not entitled by virtue hereof to any rights of a stockholder of the Corporation or to notice of meetings of stockholders or to notice of any other proceedings of the Corporation.

     11. WITHHOLDING TAX. Where the Optionee or another person is entitled to receive Option Shares pursuant to the exercise of this Option, the Corporation shall have the right to require the Optionee or such other person to pay to the Corporation the amount of any taxes which the Corporation or any of its Affiliates is required to withhold with respect to such Option Shares, or in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld, or in lieu of any of the foregoing, to withhold a sufficient sum from the Optionee's compensation payable by the Corporation to satisfy the Corporation's tax withholding requirements. The Corporation's method of satisfying its withholding obligations shall be solely in the discretion of the Corporation, subject to applicable federal, state and local law.

     12. NOTICES. All notices hereunder to the Corporation shall be delivered or mailed to it addressed to the Secretary of D&N Financial Corporation, 400 Quincy Street, Hancock, Michigan 49930. Any notices hereunder to the Optionee shall be delivered personally or mailed to the Optionee's address noted below. Such addresses for the service of notices may be changed at any time provided written notice of the change is furnished in advance to the Corporation or to the Optionee, as the case may be.

     13. PLAN AND PLAN INTERPRETATIONS AS CONTROLLING. This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations of the Committee shall be final and conclusive upon the Optionee or his legal representatives with regard to any question arising hereunder or under the Plan.

     14. OPTIONEE SERVICE. Nothing in this Option shall limit the right of the Corporation or any of its Affiliates to terminate the Optionee's service as a director, officer or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services of the Optionee.


                                   ISO-4

     15. OPTIONEE ACCEPTANCE. The Optionee shall signify his acceptance of the terms and conditions of this Option by signing in the space provided below and returning a signed copy hereof to the Corporation at the address set forth in
Section 12 above. IN SIGNING THIS AGREEMENT, ANY OPTIONEE, WHO IS SUBJECT TO THE REQUIREMENTS OF SECTION 16 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE RULES PROMULGATED PURSUANT THERETO, ACKNOWLEDGES THAT SHARES ACQUIRED PURSUANT TO THE EXERCISE OF THIS OPTION MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY THE GRANTEE FOR AT LEAST SIX MONTHS FROM THE DATE OF THE GRANT OF THIS OPTION WITHOUT CREATING AN OBLIGATION UNDER SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934 TO PAY TO THE CORPORATION THE PROFIT ON ANY SUCH TRANSACTION.


                                   ISO-5

      IN WITNESS WHEREOF, the parties hereto have caused this INCENTIVE STOCK OPTION AGREEMENT to be executed as of the date first above written.

                                    D&N FINANCIAL CORPORATION



                               By:
                                   -------------------------------


                                    ACCEPTED:



                                     -----------------------------
                                     (Signature)


                                     -----------------------------
                                     (Street Address)


                                     -----------------------------
                                     (City, State and Zip Code)


                                   ISO-6

                           D&N FINANCIAL CORPORATION

           AMENDED AND RESTATED 1994 MANAGEMENT STOCK INCENTIVE PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT

NQSO NO. ___

      This option is granted on ________________________ by D&N Financial Corporation (the "Corporation") to ____________________ (the "Optionee"), in accordance with the following terms and conditions:

     1. OPTION GRANT AND EXERCISE PERIOD. The Corporation hereby grants to the Optionee an Option (the "Option") to purchase, pursuant to the D&N Financial Corporation Amended and Restated 1994 Management Stock Incentive Plan, as the same may be amended from time to time (the "Plan"), and upon the terms and conditions therein and hereinafter set forth, an aggregate of __________ shares (the "Option Shares") of the Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation at the price (the "Exercise Price") of $________ per share. A copy of the Plan, as currently in effect, is incorporated herein by reference and is attached hereto.

      Except as provided in Sections 7 and 8 below, this Option shall be exercisable only during the period (the "Exercise Period") commencing on the dates set forth in Section 2 below, and ending at 5:00 p.m., Hancock, Michigan time, on the date ten years after the date of grant of this Option, such later time and date being hereinafter referred to as the "Expiration Date," provided that the Optionee has maintained "Continuous Service" (as defined in the Plan) since the date of grant.

     2. METHOD OF EXERCISE OF THIS OPTION. This Option may be exercised at any time, in whole or in part during the Exercise Period, with respect to not more than the cumulative number of Option Shares set forth below, on or after the dates indicated, by giving written notice to the Corporation specifying the number of Option Shares to be purchased.

       CUMULATIVE NUMBER OF
     OPTION SHARES EXERCISABLE            DATE


The notice  must be in the form  prescribed  by the  Committee  referred  to in
Section 3 of the Plan or its successor (the "Committee") and directed to the address set forth in Section 11 below. The date of exercise is the date on which such notice is received by the Corporation. Such notice must be accompanied by payment in full for the Option Shares to be purchased upon such exercise. Payment shall be made (i) in cash, which may be in the form of a check, money order, cashier's check or certified check, payable to the Corporation, or (ii) if the Committee shall have previously approved such form of payment, by delivering shares of Common Stock already owned by the Optionee having a "Fair Market Value" (as defined in the Plan) equal to the applicable exercise price, or (iii) if the Committee shall have previously approved such form of payment, a combination of cash and such shares. Promptly after such payment, subject to

Section 3 below, the Corporation shall issue and deliver to the Optionee or other person exercising this Option a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Optionee (or such other person), or, upon request, in the name of the Optionee (or such other person) and in the name of another jointly with right of survivorship.

     3. DELIVERY AND REGISTRATION OF SHARES OF COMMON STOCK. The Corporation's obligation to deliver shares of Common Stock hereunder shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Optionee or any other person to whom such shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities law or regulation. In requesting any such representation, it may be provided that such representation requirement shall become inoperative upon a registration of such shares or other action eliminating the necessity of such representation under such Securities Act or other securities law or regulation. The Corporation shall not be required to deliver any shares upon exercise of this Option prior to (i) the admission of such shares to listing on any stock exchange or system on which the shares of Common Stock may then be listed, and (ii) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     4. NONTRANSFERABILITY OF THIS OPTION. This Option may not be assigned, encumbered, transferred, pledged or hypothecated except, in the event of the death of the Optionee, by will or the applicable laws of descent and distribution or pursuant to a qualified domestic relations order, as described in the Plan, to the extent provided in Section 5 below. Except as provided herein, this Option is exercisable during the Optionee's lifetime only by the Optionee. The provisions of this Option shall be binding upon, inure to the benefit of and be enforceable by the parties hereto, the successors and assigns of the Corporation and any person to whom this Option is transferred by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as described in the Plan.

     5. TERMINATION OF SERVICE OR DEATH OF THE OPTIONEE. Except as provided in this Section 5 and in Section 8 below and notwithstanding any other provision of this Option to the contrary, this Option shall not be exercisable unless the Optionee, at the time he exercises this Option, has maintained "Continuous Service" (as defined in the Plan) since the date of the grant of this Option.

      If the Optionee shall cease to maintain Continuous Service for any reason excluding death and termination of employment for Cause (as defined in the Plan), the Optionee may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the Expiration Date, exercise this Option to the extent the Optionee was entitled to exercise this Option at the date of cessation. If the Optionee is terminated for Cause (as defined in the Plan), all rights under this Option shall expire immediately upon the giving to the Optionee of notice of such termination, except as provided in Section 8 below.

      In the event of the death of the Optionee while in Continuous Service of the Corporation, or during the three month period referred to in the immediately preceding paragraph, the person


                                   NQSO-2
or persons to whom the Option has been transferred by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order, as described in the Plan, may, but only to the extent the Optionee was entitled to exercise this Option on the date of the Optionee's death, exercise this Option at any time within one year following the death of the Optionee, but in no event after the Expiration Date of this Option. Following the death of the Optionee, the Committee may, as an alternative means of settlement of this Option, elect to pay to the person to whom this Option is transferred by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as described in the Plan, the amount by which the Fair Market Value (as defined in the Plan) per share of Common Stock on the date of exercise of this Option shall exceed the Exercise Price per Option Share, multiplied by the number of Option Shares with respect to which this Option is properly exercised. Any such settlement of this Option shall be considered an exercise of this Option for all purposes of this Option and of the Plan.

     6. ADJUSTMENTS FOR CHANGES IN CAPITALIZATION OF THE CORPORATION. In the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, stock split, reverse stock split, stock dividend, reorganization, consolidation, combination or exchange of shares, merger, or any other change in the corporate structure of the Corporation or in the shares of Common Stock, the number and class of shares covered by this Option and the Exercise Price may be appropriately adjusted by the Committee, whose determination shall be conclusive and binding.

     7. EFFECT OF MERGER OR OTHER REORGANIZATION. In the event of any merger, consolidation or combination of the Corporation with or into another corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding shares of Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Optionee shall, provided the Option has been granted at least six months prior to such event, have the right (subject to the provisions of the Plan and the limitations contained herein), thereafter and during the Exercise Period, to receive upon exercise of this Option an amount equal to the excess of the Fair Market Value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Common Stock over the Exercise Price, multiplied by the number of Option Shares with respect to which this Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     8. EFFECT OF CHANGE OF CONTROL. If following a change of control of the Corporation (as defined in the Plan) the Continuous Service of the Optionee is voluntarily or involuntarily terminated for any reason, with or without Cause (as defined in the Plan) and notwithstanding Sections 2 and 5 herein to the contrary, this Option shall become exercisable in full upon the happening of such termination and shall remain so exercisable for a period of 60 days following such date, after which this Option shall revert to being exercisable in accordance with the other provisions of this Option; PROVIDED that the provisions of this Section 8 shall not be deemed to cause this Option to be exercisable to the extent it has previously been exercised or otherwise


                                   NQSO-3
terminated or to cause this Option to be exercisable by a director or Senior Officer (as defined in the Plan) of the Corporation within six months of the date of its grant.

     9. STOCKHOLDER RIGHTS NOT GRANTED BY THIS OPTION. The Optionee is not entitled by virtue hereof to any rights of a stockholder of the Corporation or to notice of meetings of stockholders or to notice of any other proceedings of the Corporation.

     10. WITHHOLDING TAX. Where the Optionee or another person is entitled to receive Option Shares pursuant to the exercise of this Option, the Corporation shall have the right to require the Optionee or such other person to pay to the Corporation the amount of any taxes which the Corporation or any of its Affiliates is required to withhold with respect to such Option Shares, or in lieu thereof, to retain, or sell without notice, a sufficient number of shares to cover the amount required to be withheld, or, in lieu of any of the foregoing, to withhold a sufficient sum from the Optionee's compensation payable by the Corporation to satisfy the Corporation's tax withholding requirements. The Corporation's method of satisfying its withholding obligations shall be solely in the discretion of the Corporation, subject to applicable federal, state and local law.

     11. NOTICES. All notices hereunder to the Corporation shall be delivered or mailed to it addressed to the Secretary of D&N Financial Corporation, 400 Quincy Street, Hancock, Michigan 49930. Any notices hereunder to the Optionee shall be delivered personally or mailed to the Optionee's address noted below. Such addresses for the service of notices may be changed at any time provided written notice of the change is furnished in advance to the Corporation or the Optionee, as the case may be.

     12. PLAN AND PLAN INTERPRETATIONS AS CONTROLLING. This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations of the Committee shall be final and conclusive upon the Optionee or his legal representatives with regard to any question arising hereunder or under the Plan.

     13. OPTIONEE SERVICE. Nothing in this Option shall limit the right of the Corporation or any of its Affiliates to terminate the Optionee's service as a director, officer or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services of the Optionee.

     14. OPTIONEE ACCEPTANCE. The Optionee shall signify his acceptance of the terms and conditions of this Option by signing in the space provided below and returning a signed copy hereof to the Corporation at the address set forth in
Section 11 above. IN SIGNING THIS AGREEMENT, ANY OPTIONEE, WHO IS SUBJECT TO THE REQUIREMENTS OF SECTION 16 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE RULES PROMULGATED THERETO, ACKNOWLEDGES THAT SHARES ACQUIRED PURSUANT TO THE EXERCISE OF THIS OPTION MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY THE GRANTEE FOR AT LEAST SIX MONTHS FROM THE DATE OF THE GRANT OF THIS OPTION WITHOUT CREATING AN OBLIGATION UNDER SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934 TO PAY TO THE CORPORATION THE PROFIT ON ANY SUCH TRANSACTION.


                                   NQSO-4

      IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be executed as of the date first above written.

                                    D&N FINANCIAL CORPORATION



                               By:
                                   --------------------------------


                                    ACCEPTED:



                                    -------------------------------
                                    (Signature)


                                    -------------------------------
                                    (Street Address)


                                    -------------------------------
                                    (City, State and Zip Code)



                                   NQSO-5